Scheduled Maturities of Long-Term Debt (Detail) In Millions, unless otherwise specified	Mar. 31, 2014 USD ($)		Mar. 31, 2014 INR
Due in the fiscal year ending March 31:
2015	$ 352.5		21,149.4
2016	686.8		41,208.7
2017	1,646.9		98,812.0
2018	1,270.3		76,220.0
2019	273.3		16,398.0
Thereafter	2,323.7	[1]	139,420.5	[1]
Total	$ 6,553.5		393,208.6

[1]	The scheduled maturities of long-term debt do not include perpetual bonds of Rs. 2.0 billion.